  As filed with the Securities and Exchange Commission on September 10, 1999

                                                     Registration No. 333-85515
-------------------------------------------------------------------------------
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ---------------

                             Amendment No. 2
                                      to
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ---------------

                           Wireless Facilities, Inc.
            (Exact name of Registrant as specified in its charter)

           Delaware              7380                   13-3818604
(State or other
jurisdiction of
incorporation or     (Primary Standard Industrial    (I.R.S. Employer
 organization)       Classification Code Number)  Identification Number)

                               ---------------

                         9805 Scranton Road, Suite 100
                              San Diego, CA 92121
                                (858) 824-2929
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                               ---------------

                             Massih Tayebi, Ph.D.
                            Chief Executive Officer
                           Wireless Facilities, Inc.
                         9805 Scranton Road, Suite 100
                              San Diego, CA 92121
                                (858) 824-2929
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                  Copies To:

            Frederick T. Muto, Esq.                       Bruce M. McNamara, Esq.
            Lance W. Bridges, Esq.                         Virginia W. Wei, Esq.
            Nancy D. Krueger, Esq.                        Robert C. Atherton, Esq.
              Cooley Godward LLP                      Wilson Sonsini Goodrich & Rosati
       4365 Executive Drive, Suite 1100                      650 Page Mill Road
              San Diego, CA 92121                           Palo Alto, CA 94304
                (858) 550-6000                                 (650) 493-9300

                               ---------------

       Approximate date of commencement of proposed sale to the public:
     As soon as practicable after the effective date of this Registration
                                  Statement.

                               ---------------

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) of the Securities Act, please check the following box and list the Securities Act registration serial number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ---------------

  Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits And Financial Statement Schedules

   (a) Exhibits.

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
  1.1    Form of Underwriting Agreement. (1)

  3.1 Amended and Restated Certificate of Incorporation, as currently in effect.*

  3.2 Form of Restated Certificate of Incorporation, to be filed and become effective prior to the closing of this offering.*

  3.3 Form of Restated Certificate of Incorporation, to be filed and become effective upon the closing of this offering.*

  3.4    Bylaws, as currently in effect.

  3.5 Form of Bylaws, as amended to become effective upon the closing of this offering.*

  4.1    Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5.

  4.2    Specimen Stock Certificate.*

  5.1    Opinion of Cooley Godward LLP. (1)

 10.1    1997 Stock Option Plan.*

 10.2 Form of Stock Option Agreement pursuant to the 1997 Stock Option Plan and related terms and conditions.

 10.3    1999 Equity Incentive Plan.*

 10.4    Form of Stock Option Agreement pursuant to the 1999 Equity Incentive
         Plan.

 10.5    1999 Employee Stock Purchase Plan and related offering documents.*

 10.6    R&D Building Lease by and between the Company and Sorrento Tech
         Associates as amended.*

 10.7    Credit Agreement by and among the Company, various banks and Imperial
         Bank dated as of August 18, 1999.*

 10.8    Amended and Restated Investor Rights Agreement by and among the
         Company and certain stockholders of the Company dated as of February
         26, 1999.*

 10.9 Employment Offer Letter by and between the Company and Scott Fox dated as of April 9, 1999.*

 10.10 Form of Indemnity Agreement by and between the Company and certain officers and directors of the Company.*

 10.11 Amended Promissory Note from the Company to Masood K. Tayebi dated as of August 2, 1999.*

 10.12   Amended Promissory Note from the Company to Massih Tayebi dated as of
         August 2, 1999.*

 10.13   Amended Promissory Note from the Company to Sean Tayebi dated as of
         August 2, 1999.*

 10.14   Form of Warrant Agreement by and between the Company and each of Scott
         Anderson and Scot Jarvis dated as of February 28, 1997.*

 10.15 Form of Subscription and Representation Agreement by and between the Company and each of Scott Anderson and Scot Jarvis dated as of February 28, 1997.*

 Exhibit
 Number                          Description of Document
 -------                         -----------------------

 10.16   Form of Warrant Agreement by and between the Company and each of Scott
         Anderson and Scot Jarvis dated as of February 1, 1998.*

 10.17 Form of Bill of Sale and Assignment Agreement by and between the Company and each of Massih Tayebi and Masood K. Tayebi dated as of June 30, 1999.*

 10.18   Assignment of Note by and among the Company, Masood K. Tayebi and
         Massih Tayebi dated as of June 30, 1999.*

 10.19   Form of Promissory Note from each of Masood K. Tayebi and Massih
         Tayebi to the Company dated as of June 30, 1999.*

 10.20   Form of Promissory Note from each of Masood K. Tayebi and Massih
         Tayebi to the Company dated as of June 30, 1999.*

 10.21   Services Agreement by and between WFI de Mexico S. de R.L. de C.V. and
         Ericsson Telecom, S.A. de C.V. dated as of August 4, 1999.+

 10.22   Master Services Agreement by and between Entel Technologies, Inc. and
         TeleCorp Holding Corp., Inc. dated as of February 27, 1998, as amended.+*

 10.23   Master Services Agreement by and between the Company and Nextel
         Partners Operating Corp. dated as of January 18, 1999.+*

 10.24 Agreement by and between the Company and Siemens Aktiengesellschaft, Berlin and Munchen, Federal Republic of Germany, represented by the Business Unit Mobile Networks.+*

 10.25   Master Services Agreement by and between the Company and Triton PCS,
         Operating Company, L.L.C. dated as of January 19, 1998, as amended.+*

 10.26   Microwave Relocation Services Agreement by and between Entel
         Technologies, Inc. and Triton PCS Operating Company, L.L.C. dated as of February 11, 1998.+

 10.27   Site Development Services Agreement by and between Entel Technologies,
         Inc. and Triton PCS, Inc. dated as of December 10, 1997.+*

 10.28 Sales Agreement for Products and Services by and between the Company and Integrated Ventures, LLC dated as of April 19, 1999.+

 10.29   Settlement Agreement and Mutual General Release by and between the
         Company and Total Outsourcing, Inc dated as of June 30, 1999.

 10.30 Straight Note from Scott Fox and Kathleen W. Fox to the Company, dated as of July 8, 1999.

 21.1    List of subsidiaries.*

 23.1    Consent of KPMG LLP, Independent Public Accountants.*

 23.2    Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1. (1)

 23.3    Consent of M.R. Weiser LLP, Independent Public Accountants.*

 24.1    Power of Attorney. Reference is made to page II-6 of the Registration
         Statement filed on August 18, 1999.

 27      Financial Data Schedule.*

--------
+ Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

(1) To be filed by amendment.

 *  Previously filed.

 (b) Financial Statement Schedules.

   Schedule II--Valuation and Qualifying Accounts.

  All other schedules are omitted because they are not required, are not applicable or the information is included in our financial statements or notes thereto.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, County of San Diego, State of California, on September 10, 1999.

                                          By:                *
                                             ----------------------------------
                                                       Massih Tayebi
                                                  Chief Executive Officer

   Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----

                 *                   Chief Executive Officer and   September 10, 1999
____________________________________ Director
           Massih Tayebi             (Principal Executive
                                     Officer)

                 *                   President and Director        September 10, 1999
____________________________________
         Masood K. Tayebi

      /s/ Thomas A. Munro            Chief Financial Officer       September 10, 1999
____________________________________ (Principal Financial and
          Thomas A. Munro            Accounting Officer)

                 *                   Director                      September 10, 1999
____________________________________
           Scott Anderson

                 *                   Director                      September 10, 1999
____________________________________
           Bandel Carano

                 *                   Director                      September 10, 1999
____________________________________
            Scot Jarvis

   /s/ Thomas A. Munro
*By: __________________________
        Thomas A. Munro

                                 EXHIBIT INDEX

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
  1.1    Form of Underwriting Agreement. (1)

  3.1 Amended and Restated Certificate of Incorporation, as currently in effect.*

  3.2 Form of Restated Certificate of Incorporation, to be filed and become effective prior to the closing of this offering.*

  3.3 Form of Restated Certificate of Incorporation, to be filed and become effective upon the closing of this offering.*

  3.4    Bylaws, as currently in effect.

  3.5 Form of Bylaws, as amended to become effective upon the closing of this offering.*

  4.1    Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5.

  4.2    Specimen Stock Certificate.*

  5.1    Opinion of Cooley Godward LLP. (1)

 10.1    1997 Stock Option Plan.*

 10.2 Form of Stock Option Agreement pursuant to the 1997 Stock Option Plan and related terms and conditions.

 10.3    1999 Equity Incentive Plan.*

 10.4    Form of Stock Option Agreement pursuant to the 1999 Equity Incentive
         Plan.

 10.5    1999 Employee Stock Purchase Plan and related offering documents.*

 10.6    R&D Building Lease by and between the Company and Sorrento Tech
         Associates as amended.*

 10.7    Credit Agreement by and among the Company, various banks and Imperial
         Bank dated as of August 18, 1999.*

 10.8    Amended and Restated Investor Rights Agreement by and among the
         Company and certain stockholders of the Company dated as of February
         26, 1999.*

 10.9 Employment Offer Letter by and between the Company and Scott Fox dated as of April 9, 1999.*

 10.10 Form of Indemnity Agreement by and between the Company and certain officers and directors of the Company.*

 10.11 Amended Promissory Note from the Company to Masood K. Tayebi dated as of August 2, 1999.*

 10.12   Amended Promissory Note from the Company to Massih Tayebi dated as of
         August 2, 1999.*

 10.13   Amended Promissory Note from the Company to Sean Tayebi dated as of
         August 2, 1999.*

 10.14   Form of Warrant Agreement by and between the Company and each of Scott
         Anderson and Scot Jarvis dated as of February 28, 1997.*

 10.15 Form of Subscription and Representation Agreement by and between the Company and each of Scott Anderson and Scot Jarvis dated as of February 28, 1997.*

 10.16   Form of Warrant Agreement by and between the Company and each of Scott
         Anderson and Scot Jarvis dated as of February 1, 1998.*

 10.17 Form of Bill of Sale and Assignment Agreement by and between the Company and each of Massih Tayebi and Masood K. Tayebi dated as of June 30, 1999.*

 10.18   Assignment of Note by and among the Company, Masood K. Tayebi and
         Massih Tayebi dated as of June 30, 1999.*

 Exhibit
 Number                          Description of Document
 -------                         -----------------------
 10.19   Form of Promissory Note from each of Masood K. Tayebi and Massih
         Tayebi to the Company dated as of June 30, 1999.*

 10.20   Form of Promissory Note from each of Masood K. Tayebi and Massih
         Tayebi to the Company dated as of June 30, 1999.*

 10.21   Services Agreement by and between WFI de Mexico S. de R.L. de C.V. and
         Ericsson Telecom, S.A. de C.V. dated as of August 4, 1999.+

 10.22   Master Services Agreement by and between Entel Technologies, Inc. and
         TeleCorp Holding Corp., Inc. dated as of February 27, 1998, as amended.+*

 10.23   Master Services Agreement by and between the Company and Nextel
         Partners Operating Corp. dated as of January 18, 1999.+*

 10.24 Agreement by and between the Company and Siemens Aktiengesellschaft, Berlin and Munchen, Federal Republic of Germany, represented by the Business Unit Mobile Networks.+*

 10.25   Master Services Agreement by and between the Company and Triton PCS,
         Operating Company, L.L.C. dated as of January 19, 1998, as amended.+*

 10.26   Microwave Relocation Services Agreement by and between Entel
         Technologies, Inc. and Triton PCS Operating Company, L.L.C. dated as of February 11, 1998.+

 10.27   Site Development Services Agreement by and between Entel Technologies,
         Inc. and Triton PCS, Inc. dated as of December 10, 1997.+*

 10.28 Sales Agreement for Products and Services by and between the Company and Integrated Ventures, LLC dated as of April 19, 1999.+

 10.29   Settlement Agreement and Mutual General Releasee by and between the
         Company and Total Outsourcing, Inc dated as of June 30, 1999.

 10.30 Straight Note from Scott Fox and Kathleen W. Fox to the Company dated as of July 8, 1999.

 21.1    List of subsidiaries.*

 23.1    Consent of KPMG LLP, Independent Public Accountants.*

 23.2    Consent of Cooley Godward LLP. Reference is made to Exhibit 5.1. (1)

 23.3    Consent of M.R. Weiser LLP, Independent Public Accountants.*

 24.1    Power of Attorney. Reference is made to page II-6 of the Registration
         Statement filed on August 18, 1999.

 27      Financial Data Schedule.*

--------
+ Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

(1) To be filed by amendment.

 *  Previously filed.